VCC MORTGAGE SECURITIES, LLC ABS-15G

Exhibit 99.09

VCC 2026-P2

Velocity Commercial Capital, LLC

Opus Capital Markets Consultants, LLC

5599 San Felipe - Suite 420| Houston, TX 77056 | www.opuscmc.com | 224.632.1300

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Executive Narrative

July 29, 2026

Performed by

Opus Capital Markets Consultants, LLC

For

Velocity Commercial Capital, LLC

This report summarizes the results of a due diligence review performed on (208) loans provided by Velocity Commercial Capital, LLC (“Client” or “VCC”) who provided Opus Capital Markets Consultants, LLC (Consultant) with a data tape, from which 100% of the loan sample was chosen and loaded into the LauraMac underwriting software. Consultant performed a Guideline credit review on one hundred twenty-four (124) of the loans.

Opus conducted a review of the origination appraisal documentation for each loan and property not included in the Guideline Review. This encompassed two hundred eight (208) loans representing two hundred twenty (220) properties.

For each loan and property, Opus reviewed the applicable appraisal to determine what the property condition was and if the appraiser indicated any damage or safety concerns at the time of the inspection.

As detailed herein, the Review Population contains 24 small balance commercial loans and 100 Investor 1-4 Family. The loans were re-underwritten in accordance with the lender guidelines in terms of Exhibit A. The review was conducted between June 4, 2026 through July 16, 2026, via imaged files and provided by the Client (the “Review.”)

The Review totals for mortgage loans within the final securitization population, were as follows:

The SBA loans below are a subset of the previous table.

Notes: All of the loans in the guideline review received a Non-Owner Occupancy review

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DBRS, Inc. (“DBRS”) who is the NRSRO providing a rating on the transaction at the time of this disclosure, does not have published guidelines for this asset class.

The valuation review was split based on the underlying property type, either residential or commercial. All commercial mortgage loans were assigned an “A” NRSRO valuation grade. For this review, Opus did not order any secondary valuation products. However, the client requested a secondary valuation for 100 residential mortgage loans.

EXHIBIT A

Scope of Services:

Guideline Review

Opus will review the loan file for conformity of the items listed below to the underwriting guidelines that were provided to Opus by Client.

In the Guideline Review Population there were zero (0) SBA mortgage loans. Opus conducted a review of the 0 SBA loans in accordance with the established guidelines. Our review process aligned with the same criteria used for the guidelines review.

Guideline Review: Opus will review each mortgage loan originated in accordance with guidelines provided by the Client to include if applicable:

Transaction type:

Borrower characteristics Loan characteristics DSCR (if applicable)	LTV/CLTV/HTLTV Representative credit score, Asset reserves	Property type Property usage Occupancy

Credit Application: For the Credit Application, Opus will review the application for: (i) was signed by all listed borrowers, (ii) was substantially filled out, and (iv) included the borrower’s employment history.

Credit Report: Opus’s review will include: the presence of a credit report for each borrower and that such borrower’s credit profile & representative credit score adhered to guidelines.

Borrower Experience: Opus will review documentation provide, such as REO Schedule or Track Record and compare to guideline requirements, as applicable.

Property Management Experience: Opus will review the property management questionnaire or other documentation to support the experience necessary per guidelines.

Business Entity Documents: Opus will review the Business Entity documentation provided as outlined and required per guidelines, which could include Articles of Incorporation, Articles of Organization, Operating Agreement, By-Laws, Certificate of Good Standing, Members Consent, or other documentation required by guidelines.

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Rent and/or Lease: Opus will review the lease or other acceptable documentation to support the rental amount as outline in the guidelines.

Guarantor: Opus will review the guarantor as outlined in the guidelines

Asset Review: Opus will review the asset documentation provided in the loan files to the guideline requirements. Utilizing this documentation, Opus will complete a review of the reserve calculation.

Hazard/Flood Insurance/Taxes: Opus will review the insurance present on the mortgage loan. During this review, as applicable per guidelines.

Occupancy Review: Opus will review the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Business Purpose Affidavit: Opus will review for the present of affidavit confirming the property will be for commercial/investment purpose, including any cash out and they the subject property or any proceeds will not be for personal use.

Environment Report: Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to MCP requirements.

Background or Fraud Report: Opus will review the background or fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, Opus will condition the mortgage loan for the missing fraud report product.

Closing Document Review: Opus will review the closing documents are present, Borrower(s) names, Subject Property Address, Legal Description, Signed by Borrowers

Loan File Documentation

Each loan file submitted to Opus for review should contain all documents used to underwrite, review, and close the loan.  This would include but not limited to the following (*where applicable):

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1008
1003 – Applications Initial
1003 – Application Final
AUS (DU/LP)
Loan Approvals
Underwriting worksheets
Income worksheets
Rate Lock
Change of Circumstances
Loan Estimates (LE)
Closing Disclosures (CD)
FACTA Disclosures
State Required Disclosures
Federal Required Disclosures
Signature tracking
Net Tangible Benefit Disclosure
Credit Report(s)
Fraud Report
OFAC Report (if not on credit)
Letter of Explanations
Borrower Identification
Business License*
Income Documentations
Asset Documentation
Appraisal(s)
Third Party Valuation (Desk Review/AVM/BPO/Field Review)
Purchase Contract
Environmental Reports
Non Owner Certification & Identification
Final CD/HUD1/Settlement Statement
Flood Insurance
Flood Certification
Mortgage Insurance
Right of Recession
Mortgage/Deed of Trust & Riders
Note & Addendums
Power of Attorney
Entity Documentation
Insurance
RE Tax Certification
Occupancy Affidavit
Business/Investment Purpose Affidavit
Title
Closing Protection Letter
HOA Information
Condo Documents
Guaranty Agreements*
Business P&L*
Business P&L*
Purchase Agreement*
Occupancy & Business Purpose LOI
Rent Roll *
Business Purpose Certification
Cash Out Letter
Verification of Mortgage/Rent
RE Taxes Information

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Non-Owner Occupancy Review

Occupancy Review: Opus will review the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan. Additionally, Opus will complete the following:

Review the provided Note and Guaranty Agreement(s) to determine the identity and quantity of individuals serving as either Borrower, Co-borrower, or Guarantor, as well as to confirm whether the borrower and/or co-borrower is a legal business entity (LLC, INC, Corporation, Partnership) or an Individual(s).

Reviewing appraisal reports to determine if the property type is consistent with the underwritten property type, and evaluating the reports for evidence/indication of either owner or tenant occupancy.

For loans made to Individual borrowers, reviewing the LOI/LOE for the presence of an un-qualified statement of intent not to occupy the property, affirmation that the LOI/LOI cited address is consistent with the subject property address, and that signator(s) are consistent with the identified of the borrower(s)/guarantor(s). For loans made to Business Entity borrowers, the LOI/LOE is not a required document and loan file will not be cited if missing.

Reviewing the Final Form 1003/Loan application to ensure that the subject property listed is consistent with the subject property for the loan, and that the listed residence for the Individual(s) is an address other than the subject property.

For loans made to Individual borrowers, reviewing the Certification of Non-Owner Occupancy and Indemnity for the presence of a completed Primary Residence address including a verification that that the handwritten Primary Residence address differs from the subject property address, and is signed/dated as required. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.

For loans made to Individual borrowers, verifying the presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including whether individual certifications or one certificate containing all required signatures is present. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.

Confirming that the Primary Residence address(es) listed are compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

Documenting any exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

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Valuation Review

Opus’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property.

Opus’s review will include:

●	the appropriate form,

●	materially complete

●	the address matched the mortgage note,

●	in conformity with the guideline requirements for the property type in question,

●	completed by an appraiser that was actively licensed to perform the valuation,

●	completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA,

●	made and signed prior to the final approval of the mortgage loan application,

●	completed and dated within the guideline restrictions,

●	the current use of the property is legal or legal non-conforming (grandfathered)

●	Photos present for Subject property and comparables

●	the appraisal report does not include any apparent environmental problems

●	made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

FIRREA Title XI – Check for the presence of the appraiser’s license and review for the presence of any red flags that may pose a risk to the property or occupants

USPAP – Review the appraiser’s certification is present and executed within the original appraisal.

Valuation Waterfall

Loan originated with a full Appraisal will review to the following:

●	CU Score = < 2.5, no additional valuation required

●	To comply with Rating Agency criteria of inspection, photos and supporting valuation, Client may require an AVM and/or 2055 Drive By Appraisal. Client will provide written notification to Opus of any additional valuation products required.

●	CU Score . 2.5 or not applicable, desk review or like product to support Appraisal value within a 10% tolerance

●	If value is supported within 10% tolerance, nothing further is needed

●	If value is not supported within 10% tolerance, additional valuations products may be used to support the value, such as but not limited to: Field Review, BPO, Reconciliation, 2055 or 2nd Appraisal

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Only at Clients request and at Client’s expense, Opus can order any requested products for a Third Party Vendor that is currently set up to accept business from Opus. Alternately, Client may cause a third party velation products to be independently obtains by Opus from Client’s third party provider. If products are provided directly from Client and Opus does not have independent access, this will be noted in the Narrative.

Client expressly understands and agrees that Opus makes no representation or warrant as to the value of the subject property. Opus is not acting as an Appraisal Management Company and therefore it does not opine on the actual value of the subject property. Opus is not a ‘creditor’ within the meaning of ECOA or other lending laws and regulations, and therefore Opus will not have any communication with or responsibility to any individual consumer concerning property valuation.

Property Condition Review

The purpose of the Property Condition Review is to assess the overall condition of the subject property and identify any material concerns or red flags. This review is conducted using valuation products provided by the Client, with a focus on the following key areas:

Property Condition Assessment

●	The Consultant shall verify that the property is reported to be in average or better condition

●	If the property is identified as being in below average or worse condition, a Finding shall be issued

Property Damage Evaluation

●	The Consultant shall review the Appraiser’s comments and photos to determine if any significant damage is present

●	A Finding shall be issued if the estimated cost to cure exceeds 5% of the loan amount, up to a maximum of $20,000, or as otherwise specified in the applicable guidelines

Health and Safety Review

●	Key Safety Aspects

Structural Integrity:

■	The home must be structurally sound, with no visible signs of major issues in the foundation, roof, or walls

Hazardous Materials:

●	The property must be free of hazardous materials like asbestos and peeling lead-based paint, especially in older homes

Pest Infestations:

■	Evidence of termites or other pest infestations

Electrical Systems:

●	There should be no exposed electrical wires or loose wiring, and outlets must be properly installed

Consultant will identify potential safety hazards, including:

●	Broken windows or doors

●	Lack of handrails on stairs

●	Signs of significant water damage or mold

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Properties with cited health and safety/damage/deferred maintenance outside of VCC’s guideline allowance can be graded with a property condition “B” if there is an escrow holdback listed on the Settlement Statement/CD that covers the cost to cure for repairs.

Data Comparison

Opus will perform a data compare review of data fields provided by the Client via loan tape mutually agreed upon by the Parties to the applicable source documents found in the actual file.  Opus will notate discrepancies in accordance with the tolerance levels provided by the Client.

Number of Units	Next Interest Rate Change Date	Occupancy
Amortization Term	ARM Initial Interest Rate Cap	Interest Rate
Amortization Type	ARM Initial Interest Rate Maximum	Qualifying Loan Amount
Primary Appraised Property Value	ARM Initial Interest Rate Minimum	Qualifying LTV
Borrower First Name	ARM Subsequent Interest Rate Cap	Initial Monthly P&I Or IO Payment
Borrower Last Name	ARM Lifetime Interest Rate Maximum	Term
Property City	ARM Lifetime Interest Rate Minimum	Prepayment Penalty Total Term
Sales Price	Property Type	Prepayment Penalty Calculation
Calculated DSCR	Lien Position	Loan Purpose
First Interest Rate Change Date	Final Qualifying Property Value	Purpose of Refinance
First Payment Change Date	Margin	Qualifying FICO
ARM Rate Index Type	Maturity Date	Property State
Interest Only Flag	Modification Flag	Property Address
ARM Subsequent Interest Rate Change Frequency	Note Date	Property Zip Code

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Multiple Loans to One Borrower: TPR firm reviewed common identifiers for all loans in the population and confirmed there were six (6) obligors with multiple loans in the pool.

Guideline Review

Tape Discrepancies

Data Element	Count	Accuracy
Amortization Term	2	98.39%
Total Number of Loans	124

Loan Grading Definitions

Credit

S&P	Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A	A	Loan conforms to all applicable guidelines, no conditions noted
B	B	B	B	B	Loan does not meet every applicable credit guideline. However, most of the loan characteristics are within the guidelines and there are documented and significant compensating factors
C	C	C	C	C	The loan does not meet every applicable credit guideline, and most of the loan characteristics are outside of guidelines; or there are weak or no compensating factors
D	D	D	D	D	The loan file is missing critical documentation required to perform the review

Property Valuation

Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A	Value is within a 10% variance of third-party product. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not affect value or habitability
C	C	C	C	Any of the following items: Origination value and third-party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

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S&P	Definition
A	First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	First Level Review Value is greater than a 10% variance to the original appraisal, but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not affect value or habitability
C	Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

Loan Review Findings

The following summarizes Consultant’s final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Agency Grading Report dated July 29, 2026.

Overall Grade Summary
DBRS NRSRO Grade	# of Loans	% of Loans
A	64	51.61%
B	57	45.97%
C	2	1.61%
D	1	0.81%

Credit Grade Summary
DBRS NRSRO Grade	# of Loans	% of Loans
A	66	53.23%
B	57	45.97%
C	1	0.81%
D	0	0.00%

Property Grade Summary
DBRS NRSRO Grade	# of Loans	% of Loans
A	121	97.58%
B	1	0.81%
C	1	0.81%
D	1	0.81%

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GUIDELINE CREDIT REVIEW RESULTS

Of the one hundred twenty-four (124) mortgage loans reviewed by Opus, fifty-seven (57) were assigned a Credit grade of “B” and involved lender-issued guideline exceptions. A total of eighty (80) credit exceptions were granted.

Of the one hundred twenty-four (124) mortgage loans reviewed by Opus, one (1) was assigned a Credit grade of “C”.

Additionally, 53.23% of the mortgage loans reviewed received a Credit grade of “A”.

GUIDELINE VALUATION REVIEW RESULTS

Of the one hundred twenty-four (124) mortgage loans reviewed by Opus, one (1) was assigned a Valuation grade of “B” and involved lender-issued guideline exceptions. A total of one (1) valuation exception was granted.

Of the one hundred twenty-four (124) mortgage loans reviewed by Opus, one (1) was assigned a Valuation grade of “C”.

Of the one hundred twenty-four (124) mortgage loans reviewed by Opus, one (1) was assigned a Valuation grade of “D”.

Additionally, 97.58% of the mortgage loans reviewed received a Valuation grade of “A”.

Non-Owner Occupancy Review

Tape Discrepancies

None

Loan Grading

Overall Grade Summary
DBRS NRSRO Grade	# of Loans	% of Loans
A	73	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

Credit Grade Summary
DBRS NRSRO Grade	# of Loans	% of Loans
A	73	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

N/O/O CREDIT REVIEW RESULTS

Of the seventy-three (73) mortgage loans reviewed by Opus, none (0) were assigned a property grade of “C”.

Additionally, 100.00% of the mortgage loans reviewed received a Credit grade of “A”.

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Loans Reviewed: 208

502273	358096	274149	293124	323763	514582	141599	312572
487306	444885	229100	846587	602830	372569	414474	842144
817701	805607	595349	969582	969105	631371	677392	179836
519579	114603	855500	681069	675242	493902	950496	734191
537596	707703	456532	862098	862512	428670	506750	116181
869445	776865	615232	893850	126449	730399	513365	984186
799049	673316	830837	955263	590885	274759	113307	423417
308495	621847	484197	858405	652526	694144	764034	700930
220622	763041	367543	113170	395616	527085	185128	916705
971340	208444	319562	243793	727875	655868	768034	384879
841803	816968	445503	396105	371267	412837	912080	173403
683975	453830	259985	232954	415848	270762	595072	897309
422169	888764	495036	688100	121504	900719	359729	735889
304844	733664	133775	689335	260920	992326	482331	225332
301606	223252	164378	575714	292541	963147	275539	351824
166875	626325	480957	666006	738382	965633	661909	444434
572224	638941	340802	324617	212490	584572	755911	817384
265166	684228	963301	324325	228923	984008	569715	622498
720774	305433	744699	951389	825992	691475	280802	575079
830334	384966	664515	187394	773522	967411	170764	460844
451447	597509	522332	745848	274410	269535	726983	829233
628223	537757	268971	217499	524754	557888	141827	240182
227330	965183	536515	581674	974861	830275	956631	583585
529223	470317	301346	707174	680033	653157	408231	961727
208381	496927	957972	705528	494083	892603	584612	154330
559616	543904	244114	539316	450737	886302	177020	654457

If you have any questions, please contact Uriah Clavier at Uriah.Clavier@opuscmc.com.

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